UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2015

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Triumph Group, Inc. (the “Company”) was held on July 17, 2015. The total number of shares represented at the Annual Meeting in person or by proxy was 46,071,034 of the 49,273,525 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below. With respect to the election of Paul Bourgon, John G. Drosdick, Ralph E. Eberhart, Richard C. Gozon, Dawne S. Hickton, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri, and George Simpson as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

	Number of Votes
	FOR	AGAINST	ABSTAIN
Candidate
Paul Bourgon	40,366,670	164,099	233,706
John G. Drosdick	40,390,176	140,692	233,607
Ralph E. Eberhart	39,746,749	784,061	233,665
Richard C. Gozon	40,271,271	258,940	234,264
Dawne S. Hickton	40,164,823	365,995	233,657
Richard C. Ill	39,393,349	1,136,834	234,292
William L. Mansfield	40,372,352	158,403	233,720
Adam J. Palmer	40,359,177	171,332	233,966
Joseph M. Silvestri	40,386,337	144,445	233,693
George Simpson	40,351,375	179,543	233,557
On the approval, by advisory vote, of executive compensation:

FOR	AGAINST	ABSTAIN
39,608,021	907,618	248,836

On the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2016:

FOR	AGAINST	ABSTAIN
45,495,122	340,275	235,637

On the basis of the above votes: (i) Paul Bourgon, John J. Drosdick, Ralph E. Eberhart, Richard C. Gozon, Dawne S. Hickton, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri, and George Simpson were each duly elected as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the compensation paid to the Company’s named executive officers was approved on an advisory basis; and (iii) the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016 was adopted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 20, 2015	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary